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                                                                    Exhibit 10.9

                                LEASE AGREEMENT

     THIS Lease is made and entered into at San Mateo, California, this 12th day of June, 1991, by and between GREAT AMERICAN BANK, A Federal Savings Bank, hereinafter referred to as "Lessor" and FULCRUM INNOVATIONS, INC., hereinafter referred to as "Lessee," without regard to number or gender.

     1.  Leased Premises:

         A. Premises: In consideration of the rents herein provided, and on the terms, provisions and covenants hereof, Lessor hereby leases, lots and demises to Lessee the following described premises (referred to in this lease as the "leased premises") more particularly described in Exhibit "A," attached hereto, located at 1650 South Amphlett Boulevard, Suite 100 in the City of San Mateo, County of San Mateo, California (referred to in this lease as "the Building").

         B. Parking: Throughout the term hereof, Lessee shall have the right to use for its employees Available parking spaces in the parking areas in and about the Building, or in the event the Building is located in a larger Office Complex (the land, buildings, common areas and parking areas of which shall be referred to collectively in this lease as the "Office Complex"), then in and about such Office Complex on the terms and conditions as may be established by Lessor from time to time during the term of this lease. Lessor shall have the right, but shall not be under any obligation, to designate where such parking spaces shall be located. The parking area(s) referred to herein shall be used on a non-exclusive basis with other tenants of the Building, or where applicable, other tenants of the Office Complex. Parking for Lessee's invitees shall be available in said parking area(s) on a non-exclusive, first-come, first-serve basis with invitees of other tenants of this Building, or where applicable, other tenants of the Office Complex upon such conditions as Lessor may from time to time establish during the term hereof.

     2. Term: Subject to and upon the conditions set forth herein, the term of this lease shall commence on the 1st day of July, 1991, and shall end on the 31st day of July, 1992, unless sooner terminated as hereinafter provided. Taking of possession by Lessee shall be conclusively deemed to establish that the leased premises have been accepted and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee.

     3. Possession: If Lessor, for any reason whatsoever, cannot deliver possession of the leased premises to Lessee at the commencement of the term hereof, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of the term as provided for in Paragraph 2 hereinabove and the time when Lessor delivers possession. In the event that Lessor shall permit Lessee to occupy the leased premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this lease. Such early possession shall not advance the termination date hereinabove provided.

     4. Lease Year: A lease year shall be considered to begin on the first day of the first full calendar month following commencement of the term hereof, or if the term shall commence on the first day of the month, on such date and on each subsequent anniversary date of the beginning of the first lease year.

     5. Rent:

        A. Base Rent: Lessee agrees to pay a base rental for the leased premises during the lease term in the amount of Eighteen Thousand Five Hundred Forty Dollars and No/100 ($18,540.00), payable in monthly installments of $1,545.00, without deduction, offset, prior notice or demand, in advance on the first day of the month to Lessor at the address shown in Paragraph 30 below. Such base rental shall be subject to annual adjustment as hereinafter provided in Paragraph 6 below. The first monthly installment shall be due and payable on or before the first day of each calendar month during the term hereof. If the commencement date of the term hereof is not the first day of a month, a prorated monthly installment shall be paid for the fractional month during which the lease commences and/or terminates. In addition to any rental payable hereunder, Lessee shall pay to Lessor his prorated share of real property taxes as set forth in Paragraph 8 below, and any adjustments to the base rental as set forth in Paragraph 6 below.

        B. Prepaid Rent: Concurrently with Lessee's execution of this lease, Lessee shall pay to Lessor the sum of $1,545.00 to be applied against rent for the first month of the lease term.

        C. Late Charges: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, loss of discounts offered by vendors for prompt payment of bills, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any ground lease (wherein the Lessor has leased the land on which the Building is situated) or mortgage or trust deed covering the leased premises and the Building. Accordingly, if any installment of rent or any sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to the maximum amount permitted by law (or in the absence of any governing law, ten percent (10%) of such overdue amount), plus any attorneys' fees incurred by Lessor by reason of Lessee's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.






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   7. Security Deposit: Concurrently with Lessee's execution of this lease,
Lessee shall deposit with Lessor $1,545.00 to be held by Lessor as a security deposit for the faithful performance of all the terms, covenants, and conditions of this lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provisions of this lease, including but not limited to provisions relating to the payment of rent, operating cost increases, and other monetary sums due herewith, Lessor may use, apply or retain all or any part of the security deposit for the payment of rent or any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said security deposit is so used or applied, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount. Lessee's failure to do so shall be a material breach of this lease. Lessor shall not be required to keep this security deposit separate from its general funds and Lessee shall not be entitled to interest thereon. Lessor's obligations with respect to the security deposit are those of a debtor and not a trustee. If Lessee shall fully and faithfully perform every provision of this lease to be kept by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's demand, to the last assignee of Lessee's interest hereunder) within the following time periods after expiration or earlier termination of the lease term: (a) when Lessor has no claims against the security deposit or where the claim is only for defaults by Lessee in the payment of rent, then the security deposit or the balance thereof, if any, shall be returned no later than two (2) weeks after the date Lessor receives possession of the leased premises, or (b) where Lessor's claim against the security deposit includes amounts reasonably necessary to repair or clean the leased premises, then the remaining balance thereof, if any, shall be returned on or before thirty (30) days from the date Lessor receives possession of the leased premises. In the event of a termination of Lessor's interest in this lease, Lessor shall transfer said deposit to Lessor's successor in interest, whereupon Lessee agrees to release Lessor from all liability for the return of such deposit or the accounting thereof. In no event shall said security deposit be applied to the rent due for the last month of the lease term except as required by law.

  8. Taxes:

   A. Personal Property Taxes: Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the leased premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real or personal property of Lessor.


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      9.  LESSOR SERVICES: Lessor will pay for the electricity, gas and water utilized in operating any and all facilities serving the leased premises, and, in addition, Lessor will furnish Lessee, while occupying the leased premises:

          A. Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heating and air conditioning, during normal business hours on business days, and at such temperatures and in such amounts as are considered by Lessor to be standard, janitor service on a five (5) day week basis, electric current, routine maintenance and electric lighting service for all public areas and special service areas, including elevators, of the Building in the manner and to the extent deemed by the Lessor to be standard. Failure by Lessor to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Lessor, shall not render Lessor liable in any respect for damages to either person or property, nor shall such event be construed as an eviction of Lessee, nor work an abatement of rent, or relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom so long as Lessee shall have reasonable access to and use of the leased premises.

          B. Adequate electrical facilities to furnish power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Lessee shall bear any utility costs occasioned by electro-data processing machines, including air conditioning costs therefor and similar machines of high electrical consumption.

     10. QUIET ENJOYMENT: Lessor warrants that it has full right to execute and to perform this lease and to grant the estate demised herein and that Lessee, upon payment of the rents herein required, and performing the terms, conditions, covenants and agreements herein contained, shall peaceably and quietly have, hold and enjoy the leased premises during the full term of this lease and any extension or renewal thereof.

     11. REPAIRS AND MAINTENANCE: Except as provided in paragraph 9 above, Lessee shall, at all times during the term hereof at its sole cost and expense, keep the premises and every part thereof in good condition and repair, except damage thereto by fire, earthquake, act of God or the elements, Lessee hereby waiving the right to make repairs at Lessor's expense under any law, statute or ordinance with respect thereto now or hereafter in effect. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the leased premises during the term of this lease. Lessee shall, at its own cost and expense, repair or replace any damage or injury to the leased premises, or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and lessee shall reimburse the cost thereof to Lessor on demand, together with interest at the maximum annual rate permitted by law from the date of such work.

          Lessee shall not commit or allow any waste or damage to be committed on any portion of the leased premises.

     12. ASSIGNMENT, SUBLEASE, MORTGAGE, CHANGE IN CORPORATE OWNERSHIP, RIGHT OF FIRST REFUSAL: Lessee shall not, and shall not have the power to, transfer, assign, sublet, enter into license or concession agreements, change ownership, mortgage or hypothecate this lease or the Lessee's interest in and to the leased premises without first procuring the written consent of the Lessor. Any attempted or purported transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without the Lessor's written consent shall be void and confer no rights upon any third person. Without in any way limiting Lessor's right to refuse to give such consent for any other reason or reasons, Lessor reserves the right to refuse to give such consent if, in Lessor's reasonable business judgment, the quality of the Building's operation or tenant mix is or may be in any way adversely affected during the term of the lease and/or the financial worth of the proposed new tenant is less that of the Lessee executing this lease or of Lessee and Lessee's guarantor as the case may be. As a condition for granting its consent to any subletting, Lessor may require that Lessee pay to Lessor, as additional rent, all rents or other economic consideration received by Lessee from its Sublessees in excess of the rents payable by Lessee to Lessor hereunder. Nothing herein contained shall relieve Lessee or any guarantor from its covenants and obligations for the term of this lease. Lessee agrees to reimburse Lessor for Lessor's reasonable attorney's fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation of this lease or Lessee's interest in and to the leased premises.

          Each transfer, assignment, subletting, license, concession agreement, mortgage or hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Lessor, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of the Lessor herein to assume, to be bound by, and to perform the terms, covenants and conditions of this lease to be done, kept and performed by the Lessee, including the payment of all amounts due or to become due under this lease directly to the Lessor. One executed copy of such written instrument shall be delivered to the Lessor. Failure to first obtain in writing Lessor's consent or failure to comply with the provisions of this Paragraph shall operate to prevent any such transfer, assignment, subletting, license, concession agreement or hypothecation from becoming effective. No Assignee or Sublessee shall have a right further to assign or sublet or a right to exercise any option hereunder to extend the term of this lease.
          If the Lessee hereunder is a corporation which is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning of provisions of this Paragraph 12.

          Notwithstanding anything to the contrary contained herein, if at any time during the term of this lease Lessee shall receive a bona fide offer from any third party seeking an assignment, sublet or other transfer of Lessee's interest in this lease. Lessee shall serve on Lessor a written notice of the terms of such offer from such third party and of Lessee's intention to accept the same. Lessor shall have the right for a period of thirty (30) days from the date of delivery of such notice to assume said assignment, sublease or other such transfer of Lessee's interest in this lease on the same terms and conditions specified in the notice. In the event that Lessor shall not within said thirty (30) day period elect to assume said assignment, sublease or other such transfer of Lessee's interest in this lease, then Lessee may, subject to obtaining Lessor's prior written approval in accordance with this Paragraph 12, assign, sublet or transfer Lessee's interest in this lease on the same terms and conditions and to the third party specified in the notice; provided that if Lessee does not assign, sublet or otherwise transfer Lessee's interest in this lease to said third party within sixty (60) days of the date of the delivery of Lessee's notice to Lessor, any further transaction shall be deemed to be a new determination by Lessee to assign, sublet or otherwise transfer Lessee's interest in this lease and the provisions of this paragraph shall apply.

     13. ALTERATIONS AND IMPROVEMENTS: Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor. Any and all such alterations, physical additions or improvements to the leased premises shall be surrendered to Lessor upon the termination of this lease, by lapse of time or otherwise and shall become Lessor's property without compensation, allowance or credit to Lessee; provided, however, this clause shall not apply to moveable equipment, trade fixtures or furniture of Lessee, which may be removed by Lessee at the end of the term of the lease if Lessee is not then in default. If prior to such termination or within ten (10) days thereafter, Lessor so directs by notice, Lessee shall promptly remove the installations, additions, hardware, non-trade fixtures and improvements placed in the leased premises by Lessee and designated in the notice, failing which Lessor may store or remove the same for Lessee's account and Lessee shall pay the costs of such removal and storage and of any necessary restoration of the leased premises.

     14. USE: Lessee shall use and occupy the leased premises for business offices and for no other purpose. Lessee shall not occupy or use, or permit any portion of the leased premises to be occupied or used for any business or purpose which is unlawful, or extra-hazardous, or permit anything to be done which would in any way increase the rate of fire insurance coverage in said leased premises and/or the contents of the Building, and in the event that, by reason of such acts of Lessee, there shall be any increase in the insurance rates of the building or contents above normal rates, or cancellation of the insurance, Lessee agrees to pay to Lessor, as additional rental, an amount equal to all such increases.

     15. COMPLIANCE WITH LAWS AND RULES OF BUILDING: Lessee shall comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other, agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the leased premises. Lessee will comply with the rules of the Building adopted by Lessor which are set forth on a schedule attached hereto and made a part hereof as fully as though set forth herein. Lessor shall have the right if necessary to change such rules and regulations or to amend them in any reasonable manner for reasons including, without limitation, maintaining the safety, care and cleanliness of the lease premises, energy conservation, compliance with any and all regulatory orders, and the preservation of good order therein, all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.


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      16. Lessor's Right of Entry: Lessee shall permit Lessor or its agents or representatives to enter (illegible) upon any part of the (illegible) at all reasonable hours upon reasonable prior notice (except in the case of emergencies), to inspect (illegible) clean or make repairs, alterations (illegible) thereto, as Lessor may deem necessary or desirable, or for the purpose of determining Lessee's use thereof or whether an act of default under this lease has occurred. Lessee shall not be entitled to any abatement or reduction of rent or to any damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the leased premises by reason of any such repairs, (illegible) or additions reasonably required to be made by Lessor hereunder.

     17. Nuisance: Lessee shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or Lessor in its management of the Building.

     18. Condemnation: Should the whole or any part of the leased premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Lessor, and Lessee hereby waives all interest in or claim to said awards, or any part thereof. If the whole of the leased premises shall be so condemned and taken, then this lease shall terminate. If a part only of the leased premises is condemned and taken and the remaining portion thereof is not suitable for the purposes for which Lessee had leased said premises, Lessee shall have the right to terminate this lease. If by such condemnation and taking part only of the leased premises is taken, and the remaining part thereof is suitable for the purposes for which Lessee has leased said premises, this lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it related to the total value of the leased premises.

     19. Destruction: If, during the term, the leased premises or the Building and other improvements in which the leased premises are located are totally or partially destroyed from any cause, rendering the leased premises totally or partially inaccessible or unusable, Lessor shall restore the leased premises or the Building and other improvements in which the leased premises are located to substantially the same condition as they were in immediately before destruction, if the restoration can be made under the existing laws and can be completed within 90 working days after the date of the destruction. Such destruction shall not terminate this lease. The provisions of Section 1933, subparagraph 4, of the Civil Code of California are hereby waived by Lessee.

     If the restoration cannot be made in the time stated in this paragraph, then within 21 working days after the parties determine that the restoration cannot be made in the time stated in this paragraph, Lessee can terminate this lease immediately by giving notice to Lessor. If Lessee fails to terminate this lease and if restoration is permitted under the existing laws, Lessor, at its election, can either terminate this lease or restore the leased premises or the Building and other improvements in which the leased premises are located within a reasonable time and this lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this lease immediately by giving notice to the other party.

     In the event of restoration as herein provided, Lessee shall be entitled to a proportionate reduction of the rent while such restoration is being made, such proportionate reduction to be based upon the extent to which the making of such restoration shall materially interfere with the business carried on by the Lessee in the leased premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

     Notwithstanding anything to the contrary contained in this paragraph, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the leased premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve (12) months of the term of this lease or any extension thereof.

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the leased premises by Lessee.

     20. Insurance: From and after the date that Lessee enters into possession of the leased premises as permitted by the terms hereof and throughout the term of this lease, Lessee shall at its sole cost and expense provide and keep in full force and effect the following insurance:

          A. General liability insurance in standard form insuring Lessee and Lessor as insureds against any liability whatsoever, occasioned by accident or disaster on, in or about the leased premises with limits of not less than $500,000 for one person in one accident and $1,000,000 with respect to one occurrence.

          B. Property damage insurance in an amount not less than $100,000.

          C. Fire and extended coverage insurance in all risk form insuring the interest of the Lessee in the Lessee's improvements in the leased premises and its interest in its office furniture, equipment and supplies. Lessee hereby waives any rights of action against Lessor, including rights of subrogation, for loss or damage covered by such insurance.

          Insurance required hereunder shall be in companies rated A+, AAA or better in "Best's Insurance Guide." In addition, the insurance required hereunder shall be primary insurance and shall provide that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth above without the right of contribution from any other insurance coverage of Lessor.

          All premiums on all policies referred to in this section shall be paid by Lessee. Duplicate originals or certificates of such policies shall be delivered to Lessor and any others named pursuant to this section, immediately upon receipt thereof from the insurance company or companies, but in no event later than the commencement date of this lease. Duplicate originals or certificates of renewal policies or new policies replacing any policies expiring during the term hereof shall be delivered to Lessor at least twenty (20) days before the date of expiration of the old or replaced policies, together with proof satisfactory to Lessor that the full premiums have been paid by Lessee on the new policies. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or cancelling the policy. Each insurance policy required hereunder shall by its terms provide that it shall not be modified without the prior consent of Lessor and shall not be cancelled unless ten (10) days notice thereof is given by the insurer to Lessor.

          On default by Lessee in obtaining any insurance required hereunder or delivering any policies or paying the premiums or other charges thereon as aforesaid, it shall be the privilege, though not the obligation, of Lessor to effect fully such insurance and likewise to pay any premiums or charges thereon. All sums so paid by Lessor and all costs and expenses incurred by Lessor in connection therewith, together with interest thereon at the maximum annual rate permitted under Section 1(2) of Article XV of the California Constitution, from the respective dates of Lessor's making of each such payment, shall constitute additional rent payable by Lessee under this lease and shall be paid by Lessee to Lessor on demand, and Lessor shall not be limited in the proof of any damages which Lessor may claim against Lessee arising out of or by reason of Lessee's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Lessee and which would have been payable.

     21. Surrender of Leased Premises: Lessee shall, at least ninety (90) days before the last day of the term hereof, give to Lessor a written notice of intention to surrender the leased premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Lessor to any holding over by Lessee.

          At the end of the term or any renewal thereof or other sooner termination of this lease, Lessee will peaceably deliver up to the Lessor possession of the leased premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Lessee may, upon the termination of this lease, remove, at Lessee's sole cost, all trade fixtures installed by Lessee, title to which shall be in Lessee until such termination, repairing any damage to the leased premises caused by such removal. Any of Lessee's personal property and trade fixtures not removed by Lessee at the end of the term or other sooner termination of this lease shall be deemed abandoned by the Lessee if Lessor so elects, and Lessor shall remove, store and dispose of such personal property and trade fixtures in accordance with law. Lessee shall be liable to Lessor for Lessor's costs incurred in removing, storing and disposing of Lessee's abandoned personal property and trade fixtures. Lessee shall indemnify Lessor against any loss or liability resulting from delay by Lessee in so surrendering the leased premises, including without limitation, any claims made by any succeeding lessee founded on such delay.

          The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

     22. Holding Over: Lessee hereby acknowledges that any holding over after the expiration of the lease term by Lessee will cause Lessor to incur damages not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such damages include, but are not limited to, loss of rental income and claims for damages from a future tenant to whom the Lessor is obligated to deliver possession during the holdover period and costs incurred in locating prospective new tenants. Accordingly, in the event of holding over by Lessee, Lessee shall pay Lessor as rental for the period of such holdover an amount equal to one hundred fifty percent (150%) of the rent which would have been payable by Lessee had such holdover period been a part of the original term of this lease.

23. Default Lessor's Remedies:

     A. Default: The occurrence of any of the following shall constitute a material breach of this lease by Lessee:

        (i) Any failure by Lessee to pay rent or any other monetary sum required to be paid hereunder (where such failure continues for three (3) days after written notice thereof from Lessor to Lessee).

        (ii) The abandonment or vacation of the leased premises by Lessee.

        (iii) The failure by Lessee to observe and perform any other provision of this lease to be observed or performed by Lessee, where such failure continues for twenty (20) days after written notice thereof by Lessor to Lessee. Provided, however, that if the nature of such default is such that it cannot reasonably be cured within such twenty (20) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     B. Remedies: In the event of any such material default or breach by Lessee, Lessor may at any time thereafter without limiting Lessor in the exercise of any right or remedy at law or in equity which lessor may have by reason of such default or breach:

        (i) Maintain this lease in full force and effect and recover the rent and other monetary charges as they become due without terminating Lessee's right to possession, irrespective of whether Lessee shall have abandoned the leased premises. In the event Lessor elects not to terminate the lease. Lessor shall have the right to attempt to relet the leased premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the leased premises as Lessor deems reasonable and necessary without being deemed to have elected to terminate this lease, including removal of all persons and property in the leased premises, such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. In the event any such reletting occurs, this lease shall terminate automatically upon the new Lessee taking possession of the leased premises. Notwithstanding that Lessor fails to elect to terminate this lease initially, Lessor at any time during the term of this lease may elect to terminate this lease by virtue of such previous default by Lessee.

        (ii) Terminate Lessee's right to possession by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the leased premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including without limitation thereto, the following: (a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceed the amount of such rental loss that is proved could be reasonably avoided; plus (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this lease or which in the ordinary course of events would be likely to result therefrom; plus (e) in Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon such re-entry, Lessor shall have the right to make any reasonable repairs, alterations, or modifications to the leased premises, which Lessor, in its sole discretion, deems reasonable and necessary. As used in subparagraph (a) above, the "worth at the time of award" is computed by allowing interest at the maximum annual rate permitted by law from the date of default. As used in subparagraphs (b) and (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as used in this Paragraph 23, shall be deemed to be and to mean the rent to be paid pursuant to Paragraphs 5, 6 and 8 and all other monetary sums required to be paid by Lessee pursuant to the terms of this lease.

     24. Waiver of Breach: Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

     25. Attorney's Fees: in the event of any action or proceeding brought by either party against the other under this lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

     26. Waiver of Subrogation: Anything in this lease to the contrary notwithstanding each party hereby waives any and all rights of recovery, claim, action or cause of action against the other, its agents, officers and employees, for any loss or damages that may occur to the leased premises or any improvements thereto or the Building of which the leased premises are a part, or any improvements thereto, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers and employees.

     27. Signs: Lessor has not conveyed to the Lessee any rights in or to the outer side of the outside walls of the Building of which the leased premises forms a part. The Lessee shall not display or erect any lettering, sign, advertisement, awning, or other projection in or on the leased premises or in or on the Building, or make any alteration, decoration, addition or improvements in or to the leased premises, or in or to the Building, without the prior written consent of the Lessor. If such consent is granted, the Lessee, at its sole expense, shall carry such workmen's compensation and general liability insurance as the Lessor may require.

     28. Hold Harmless: Lessee shall hold Lessor harmless from all damages arising out of any damage to any person or property occurring in, on, or about the leased premises and the Building in which the leased premises are located, except that Lessor shall be liable to Lessee for damage resulting from the acts or omissions of Lessor or its authorized representatives. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this paragraph to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

     29. Liens: Lessee shall keep the leased premises and the Building of which the leased premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event that Lessee shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of proper bond, Lessor shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Lessor by Lessee on demand with interest at the maximum annual rate permitted by law. Lessor shall have the right at all times to post and keep posted on the leased premises any notices permitted or required by law, or which Lessor shall deem proper, for the protection of Lessor and the leased premises, and any other party having an interest therein, for mechanics' and materialmen's liens, and Lessee shall give to Lessor at least ten (10) business days' prior written notice of the expected date of commencement of any work relating to alterations to the leased premises.

     30. Notices: In every instance where it shall be necessary or desirable for the Lessee to serve any notice or demand upon the Lessor, such notice or demand shall be sent by United States Registered or Certified Mail, postage prepaid, addressed to the Lessor at 1720 S. Amphlett, Suite 110, San Mateo, CA or at such other address of Lessor as may appear on the records of Lessee. Any notice or demand to be given by the Lessor to the Lessee shall be effective if mailed or delivered to the office of the Lessee in the leased premised or at such other address as may appear on the records of the Lessor. Notice mailed as aforesaid shall be deemed to have been served at the time the same is posted. Rent shall be mailed to: 1720 South Amphlett Blvd, Suite 110, San Mateo, CA 94402.

     31. Subordination: Attornment: At Lessor's option, this lease shall be subject and subordinate to all ground and underlying leases which now exist or may hereinafter be executed affecting the Building or the land upon which the Building is situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements of which the leased premises are a part, on or against Lessor's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, his lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof. Lessee covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing such subordination of this lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

     In the event any proceedings are brought for default under any ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Lessor covering the Building of which the leased premises are a part, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this lease, provided such purchaser expressly agrees in writing to be bound by the terms of the lease.

     32. Estoppel Certificate: Lessee shall within ten (10) days after receipt of a request therefor from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this lease is unmodified and in full force and effect (or, if modified, is in full force and effect) and the date to which rent and other charges are paid in advance, if any and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Building of which the leased premises are a part. Lessee's failure to execute such statement within such time shall be conclusive upon Lessee (i) that this lease is in full force and effect without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance. If Lessor desires to finance or refinance said Building in which the leased premises are a part, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. All such statements shall be received by Lessor in confidence and shall be used only for the purpose herein set forth.

     33. Transfer of Lessor's interest: In the event of a sale or conveyance by Lessor of Lessor's interest in the building of which the leased premises form a part other than a transfer for security purposes only, Lessor shall be relieved, from and after the date specified in such notice of transfer, of all obligations and liabilities accruing thereafter on the part of Lessor, provided that any funds in the hands of Lessor at the time of transfer in which Lessee has an interest, shall be delivered to the successor of Lessor. This lease shall not be affected by any such sale and Lessee agrees to attorn to the purchaser or assignee provided all Lessor's obligations hereunder are assumed in writing by the transferee.

     34. Insolvency or Bankruptcy of Lessee: The insolvency of Lessee pursuant to California law with respect to the appointment of a receiver to take possession of all or substantially all of the property of Lessee, or the making of a general assignment for the benefit of creditors by Lessee shall terminate this lease and entitle Lessor to re-enter and regain possession of the leased premises. In the event that there shall be filed by or against Lessee a petition in bankruptcy or for reorganization pursuant to any statute of the United States, the rights of Lessor and Lessee shall be determined, if applicable, by the provisions of the Bankruptcy Reform Act of 1978 or any successor statute hereafter in effect.

     35. General:

        A. This lease shall be binding and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

        B. This agreement may not be altered, changed or amended, except by an instrument in writing, signed by both parties.

        C. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Lessor and Lessee relative to the leased premises. Lessor and Lessee agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the leased premises are merged in or revoked by this agreement.

        D. If any term or provision of this lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this lease shall not be affected thereby, and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

        E. The captions of the paragraphs of this lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any paragraphs of this lease. Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this lease and are incorporated herein.

        F. the words "Lessor" and Lessee," as used herein, shall include the plural as well as the singular. Words used in neutral gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several. If the Lessees are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property.

        G. The word "rent" as used herein, shall include minimum monthly rent, prepaid rent, percentage rent, if any, adjustments to rent, security deposit, real property taxes and assessments, common area charges, operating costs and any other similar charges payable by Lessee to Lessor.

        H. Time is of the essence of this lease and each and every provision hereof. All the terms, covenants, and conditions contained in this lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

        I. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any proceeding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term or condition or otherwise expressly agreed to by Lessor in writing.

        J. Except as limited elsewhere in this lease, wherever in this lease Lessor or Lessee is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have other remedies as are reserved to it under this lease, but in no event shall Lessor or Lessee be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

     K. If Lessee is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this lease, deliver to Lessor a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this lease.

     L. All reference to the lease term shall include any extensions of such term.

  36. Rights Reserved to Lessor: Lessor shall have the following rights exercisable without notice, unless otherwise herein provided, and without liability to Lessor for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Lessee's use or possession or giving rise to any claim for setoffs, or abatement of rent:

     A. Lessor shall have the right to relocate the leased premises to another part of the Office Complex in which the leased premises are located in accordance with the following:

          (i) The new premises shall be substantially the same in size, dimensions, configuration, decor and nature as the leased premises described in this lease and shall be placed in that condition by Lessor at its cost.

          (ii) The physical relocation of the premises shall be accomplished by Lessor at its cost.

          (iii) Lessor shall give Lessee at least thirty (30) days notice of Lessor's intention to relocate the leased premises.

          (iv) The physical relocation of the leased premises shall take place during evenings, weekends, or otherwise so as to incur the least inconvenience to Lessee.

          (v) All reasonable costs incurred by Lessee as a result of the relocation shall be paid by Lessor.

          (vi) If the relocated premises are smaller than the leased premises as they existed before the relocation, rent shall be reduced to a sum computed by multiplying the rent specified in Paragraphs 5 and 6 hereof by a fraction, the numerator of which shall be the total number of net rentable square feet in the relocated premises, and the denominator of which shall be the total number of net rentable square feet in the leased premises before relocation.

          (vii) The parties immediately shall execute an amendment to this lease stating the relocation of the leased premises and the reduction of rent, if any.

          (viii) Should Lessee refuse to permit Lessor to relocate Lessee to such new premises at the end of the said thirty (30) day period, such refusal shall constitute a default by Lessee pursuant to paragraph 23A (iii) of this lease.

     B. To change the name or street address of the Building in which the leased premises are located.

     C. To install and maintain signs on the exterior and interior of the Building in which the leased premises are located.

     D. To designate all sources furnishing sign painting and lettering, ice, mineral or drinking water, beverages, foods, towels, vending machines or toilet supplies used or consumed on the leased premises.

     E. To have pass keys to the leased premises.

     F. To decorate, remodel, repair, alter or otherwise prepare the leased premises for occupancy during the last six months of the term hereof, if during or prior to such time Lessee vacates the leased premises, or at any time after Lessee abandons the leased premises.

     G. To enter the leased premises at reasonable hours to make inspections, or to exhibit the leased premises to prospective tenants, purchasers, others, or for other reasonable purposes.

     H. To approve the weight, size and location of safes, computers, and other heavy articles in and about the leased premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Building and leased premises only at such times and in such manner as Lessor shall direct and in all events at Lessee's sole risk and responsibility.

     I. At any time or times, to decorate and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the leased premises, the Building or part thereof, and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the leased premises or any part of the Building all material and equipment required to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Lessor shall cause as little inconvenience or annoyance to Lessee as is reasonably necessary in the circumstances. Lessor may do any such work during ordinary business hours and Lessee shall pay Lessor for overtime and for any other expenses incurred if such work is done during other hours at Lessee's request.

     J. To do or permit to be done any work in or about the leased premises or the Building or any adjacent or nearby building, land, street or alley.

     K. To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Lessee from the use expressly permitted by Paragraph 14 of this lease.

37. No Option: The submission of this Lease by Landlord, its agent or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon terms and conditions contained herein or a reservation of the Premises in favor of Tenant, it being intended hereby that this lease shall only become effective upon the execution hereof by Landlord and delivery of a fully executed counterpart hereof to Tenant.

38. Tenant Improvements: Lessor to paint space and shampoo carpets.

39. Rent Abatement: Lessor to grant Lessee one (1) month of free rent to be used for the month of July 1991.


Dated: 6/27/91                     LESSOR: GREAT AMERICAN BANK
                                            A Federal Savings Bank

                                   By: GREAT AMERICAN ASSET MANAGEMENT
                                        COMPANY, AGENT

                                   By: /s/ Douglas Dyck
                                      ________________________________
                                      Douglas Dyck, President

                                   By: /s/ Peter F. Bride
                                      ________________________________
                                      Peter F. Bride, Senior Vice
                                        President


Dated: 6/18/91                     LESSEE: FULCRUM INNOVATIONS, INC.

                                   By: /s/ Christopher Keene
                                      ________________________________
                                      Christopher Keene

                                   Title: President

                                   By: /s/ Derek Henninger
                                      ________________________________
                                      Derek Henninger

                                   Title: Vice President

                             RULES AND REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building/Office Complex or the leased premises without the prior written consent of Lessor and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

    Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased premises; provided, however, that Lessor may furnish and install a sliding standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cover or otherwise sunscreen any window.

     2. Lessor shall approve in writing, prior to installation, the method of attachment of any objects affixed to walls, ceilings, or doors.

     3. The bulletin board or directory of the Building/Office Complex will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

     4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Lessee or used by Lessee for any purpose other than ingress to and egress from the leased premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of the Lessor shall be prejudicial to the safety, character, reputation and interests of the Building/Office Complex and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the Building/Office Complex.

     5. Locks -- No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Lessee, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Lessor. Lessee must, upon the termination of Lessee's tenancy, restore to Lessor all keys of storage, offices and toilet rooms either furnished to or otherwise procured by Lessee and in the event of the loss of any keys so furnished Lessee shall pay to Lessor the cost thereof or of changing the lock or locks opened by lost keys if Lessor deems it necessary to make a change.

     6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

     7. Lessee shall not overload the floor of the leased premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the leased premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Lessor and as the Lessor may direct.

     8. No furniture, freight or equipment of any kind shall be brought into the Building/Office Complex without the consent of Lessor and all moving of the same into or out of the Building/Office Complex shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building/Office Complex and also the times and manner of moving the same in and out of the Building/Office Complex. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building/Office Complex by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee. There shall not be used in any space, or in the public halls of the Building/Office Complex, either by any Lessee or others, any hand trucks except those equipped with rubber tires and side guards.

     9. Janitorial Service -- Lessee shall not employ any person or persons for the purpose of cleaning the leased premises without the consent of Lessor. Lessor shall be in nowise responsible to Lessee for any loss of property from the leased premises, however occurring, or for any damage done to the effects of Lessee by the Janitorial Service or any of Lessor's employees, or by any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. Lessee shall not cause unnecessary labor by reason of Lessee's carelessness and indifference in the preservation of good order and cleanliness.

     10. Lessee shall not use, keep or permit to be used any food or noxious gas or substance in the leased premises, or permit or suffer the leased premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building/Office Complex by reason of noise, odors, and/or vibrations, or interfere in any way with other Lessees or those having business therein nor shall any animals or birds be brought in or kept in or about the leased premises or the Building/Office Complex. No Lessee shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or leased premises or those having business with them whether by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way. No Lessee shall throw anything out of doors or down the passageways. No trash shall be put in the common areas before 5:00 p.m.

     11. The leased premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the leased premises for general office purposes. No Lessee shall occupy or permit any portion of his leased premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. The leased premises shall not be used for lodging or sleeping or for any illegal purposes.

     12. Lessee shall not use or keep in the leased premises or the Building/ Office Complex any kerosene, gasoline, or inflammable or combustible fluid or material.

     13. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the leased premises shall be subject to the approval of Lessor.

    14. Installation of Floor coverings - No Lessee shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the leased premises in any manner except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the leased premises, shall be subject to approval by Lessor. The expense of repairing any damage resulting from a violation of this rule shall be borne by Lessee by whom, or by whose agents, employees, or visitors, the damage shall have been caused.
    15. Carpet/Floor Protection - Lessee shall provide and use chair pads and carpet protectors at all desk and furniture locations.
    16. No furniture, packages, supplies, equipment or merchandise will be received in the Building/Office Complex or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Lessor.
    17. On Saturdays, Sundays and legal holidays and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building/Office Complex, or the halls, corridors, elevators or stairways in the Building/Office Complex, or to the leased premises may be refused unless the person seeking access is known to the person or employee of the Building/Office Complex in charge and has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building/Office Complex of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves right to prevent access to the Building/Office Complex during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the Building/Office Complex. The Lessor reserves the right to close and keep locked all entrance and exit doors of the Building/Office Complex on Saturdays, Sundays and legal holidays and other days between the hours of 7:00 p.m. and 7:00 a.m., and during such further hours as Lessor may deem advisable for the adequate protection of said Building/Office Complex and the property of its Lessees.
    18. All entrance doors in the leased premises shall be left locked when the leased premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the leased premises.
    19. Lessor reserves the right to exclude or expel from the Building/Office Complex any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building/Office Complex.
    20. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee will admit any person (Lessee or otherwise) to any office without specific instructions from the Lessor.
     21. No vending machine or machines of any description shall be installed, maintained or operated upon the leased premises without the prior written consent of the Lessor.

     22. Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and the street address of the Building/Office Complex of which the leased premises are a part.

     23. Lessee agrees that it shall comply with all fire and security regulations that may be issued from time to time by Lessor and Lessee also shall [illegible] Lessor with the name of a designated responsible employee to represent Lessee in all matters pertaining to such fire or security regulations.

     24. Lessor reserves the right by written notice to Lessee to rescind, alter or waive any rule or regulation at any time prescribed for the Building/Office Complex when, in the Lessor's judgment, it is necessary, desirable or proper for the best interest of the Building/Office Complex and its Lessees.

     25. Lessee shall not disturb, solicit or canvass any occupant of the Building/Office Complex and shall cooperate to prevent same.

     26. Without the prior written consent of Lessor, Lessee shall not use the name of the Building/Office Complex in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

     27. Lessor shall furnish reasonable amounts of heating and air conditioning during the hours of 7:00 a.m. to 10:00 p.m., Monday through Saturday. In the event Lessee requires heating and air conditioning during off hours, Sundays or holidays, Lessor shall, on notice, provide such services at the rate of $25 per hour.

     28. Energy Conservation Measures -- Lessee shall abide by all energy conservation measures employed by Lessor, including but not limited to requirements that lights be extinguished upon leaving the leased premises and that draperies be closed at times specified by Lessor. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor.

     29. Equipment Defects -- Lessee shall give Lessor prompt notice of any accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus, or any other service equipment.

     30. Parking -- Cars are to park in properly marked spaces only. Under no circumstances are cars to (a) back in, (b) park in spaces reserved for other Lessees, (c) park in driveways, (d) park in front of entrances to the Building/Office Complex, (e) park in unmarked areas, (f) park in loading zones,
(g) park in two or more spaces or (h) park in areas reserved for the handicapped. Lessor shall have the right to cause improperly parked cars to be towed at the owner's expense.

                            [Diagram of floor plan]




                           BAYSHORE CORPORATE CENTER
                           1650 So. Amphlett Blvd.
                           Suite(s) 100/105
                           San Mateo, CA  94402


                           1,236 Square Feet

                             #1 AMENDMENT TO LEASE
                                  NAME CHANGE


Regarding the Lease between , GREAT AMERICAN BANK, A Federal Savings
Bank (Lessor), and FULCRUM INNOVATIONS, INC. (Lessee), dated June 12, 1991 for 1650 So. Amphlett Blvd., Suite 100, located in San Mateo, California, the parties now agree that the name of Lessee in this Lease shall be changed to PERSISTENCE SOFTWARE.

All other sections of this Lease shall remain the same. This NAME CHANGE shall be effective upon the date of signing.

Dated: 2/25/92                Lessor: GREAT AMERICAN FEDERAL SAVINGS
                                      ASSOCIATION, A Federal Mutual
                                      Savings Association

                              By:     GREAT AMERICAN ASSET
                                      MANAGEMENT COMPANY, Agent

                              By: /s/ Douglas Dyck
                                 ------------------------------------
                                 Douglas Dyck, President

                              By: /s/ Peter F. Bride
                                 ------------------------------------
                                 Peter F. Bride
                                 Senior Vice President

Dated: 2/11/92                Lessee:  PERSISTENCE SOFTWARE

                              By: /s/ Christopher Keene
                                 ------------------------------------
                                 Christopher Keene
                                 President

                     [#2 AMENDMENT TO LEASE DOES NOT EXIST]

                             #3 AMENDMENT TO LEASE
                                    RENEWAL

AMENDMENT, made this 23rd day of June by and between E.C. Properties, A California General Partnership, having an office at 1720 South Amphlett Boulevard, Suite 110, San Mateo, California 94402, party of the first part, hereinafter referred to as "Lessor", and Persistence Software, having an office at 1650 South Amphlett Boulevard, Suite 100, San Mateo, California 94402, party of the second part, hereinafter referred to as "Lessee".

                                   WITNESSETH

WHEREAS, Great American Bank and Persistence Software entered into a Lease dated June 12, 1991, covering Suite 100 in the building known as 1650 South Amphlett Boulevard, San Mateo, California 94402 at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, E.C. Properties, A California General Partnership, has assumed ownership of Bayshore Corporate Center, and;

WHEREAS, Lessor and Lessee are desirous of amending said Lease (and said Amendment(s)) in the matter set forth below.

RENTAL PREMISES: Lessor and Lessee mutually agree to renew said above-mentioned Lease, plus an expansion of approximately 508 rentable sq. ft., its configuration as indicated by "Exhibit A" to this Amendment. The lease term for the expansion space shall not be for less than nine months.

RENTAL RATE & TERM: The term for the above-mentioned space shall be from September 1, 1992, until July 31, 1993. Base rent shall be $2,180.00 per month and will be due the first of the month.

TENANT IMPROVEMENTS: An opening will be created into the adjacent space, the adjacent space will be reconfigured to suit (see attached) and electrical to suit.

EXPANSION CLAUSE: Upon not less than 60 days prior written notice by Lessee, Lessor to provide Lessee additional expansion space in the complex. If Lessor is unable to provide sufficient expansion space, Lessee can vacate the premises upon not less than 60 days prior written notice.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 12, 1991 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated: 8/10/92                     LESSOR: E.C. PROPERTIES
                                           A California General Partnership

                                   By: /s/ Steve Kaufman
                                      ------------------------------------
                                      Steve Kaufman

Dated: 8/12/92                     LESSEE: Persistence Software

                                   By: /s/ Christopher Keene
                                      ------------------------------------
                                      Christopher Keene

                                   EXHIBIT A

                          [FLOORPLAN OF RENTAL PREMISES]

                             #4 AMENDMENT TO LEASE
                             RELOCATION AND RENEWAL

AMENDMENT, made this 27th day of July, 1993, between E.C. Properties, A California General Partnership, having an office at 1720 South Amphlett Blvd, Suite 110, San Mateo, California 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1650 South Amphlett Blvd., Suite 100, San Mateo, California 94402, "Lessee".

WHEREAS, Great American Bank and Persistence Software, entered into a Lease dated June 12, 1991, covering Suite 100 in the building 1650 South Amphlett Blvd., San Mateo, California 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, E.C. Properties, A California General Partnership, has assumed ownership of Bayshore Corporate Center, and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

RENTAL PREMISES: Lessor and Lessee mutually agree to renew said above-mentioned Lease, its configuration as indicated by "Exhibit A" to this Amendment.

RELOCATION: Persistence Software will relocate from 1650 So. Amphlett Blvd., Suite #100 to 1700 So. Amphlett, Suite #215.

RELOCATION COSTS: Lessor to pay for new stationery, movers, and relocation of phones.

RENTAL RATE & TERM: The term for the above-mentioned space shall be from August 7, 1993, until August 6, 1996. Base rent shall be $1.25 a square foot, per month, full service, for 3,072 square feet, or $3,840.00 and will be due the first of the month.

Lessee will initially occupy 2,000 square feet at $1.25 a square foot. The balance of 1,072 square feet will be paid for when occupied by Lessee.

OPERATING COSTS AND TAXES: Waived.

CPI: Annual CPI increases not to exceed 4%.

TENANT IMPROVEMENTS: Per the attached floor plan, including new carpet and paint, and a kitchen with a sink and cabinets above.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 12, 1991, and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated: 7/27/93           Lessor: E.C. Properties, A California
                                 General Partnership

                         By:     /s/Steve Kaufman
                                 _________________________________
                                 Steve Kaufman

Dated: 7/28/93           Lessee: PERSISTENCE SOFTWARE

                         By:     /s/Christopher Keene
                                 _________________________________

Exhibit "A" Attached

                                   EXHIBIT A

                           BAYSHORE CORPORATE CENTER
                  1700 S. Amphlett Blvd  Suite 200,  SAN MATEO


                         {FLOOR PLAN OF RENTAL PREMISE]




Rentable Space 3072 SQ. FT.

                             #5 AMENDMENT TO LEASE
                                   EXPANSION


AMENDMENT, made this 27TH day of APRIL, 1994, between E. C. Properties, A California General Partnership, having an office at 1720 South Amphlett Blvd, Suite 110, San Mateo, California 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1700 South Amphlett Blvd., Suite 250, San Mateo, California 94402, "Lessee".

WHEREAS, GREAT AMERICAN BANK and PERSISTENCE SOFTWARE, entered into a Lease dated June 12, 1991, covering Suite 100 in the building 1650 South Amphlett Blvd., San Mateo, California 94402, at the rental and upon and terms and conditions there more particularly set forth; and

WHEREAS, E. C. Properties, A California General Partnership, has assumed ownership of Bayshore Corporate Center, and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

RENTAL RATE & TERM: The term is from May 1, 1994, to August 6, 1996. The total leased square footage increases 1,072 square feet, from 2,000 square feet, to 3,072 square feet, at $1.25 a square foot, per month, full service, for a total rent of $3,840.00 per month, full service, which will be due the first of the month.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 12, 1991, and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:  5/2/94           Lessor:  E.C. Properties, A California
      -----------                 General Partnership

                         By:      /s/ Steve Kaufman
                                  -----------------------------
                                  Steve Kaufman

Dated:  5/2/94           Lessee:  PERSISTENCE SOFTWARE
      -----------
                         By:      /s/ Christopher Keene
                                  -----------------------------


Exhibit A Attached

                                   EXHIBIT A

------------------------------------------------------------------------------
                           BAYSHORE CORPORATE CENTER
                  1700 S. Amphlett Blvd Suite #250, San Mateo
------------------------------------------------------------------------------







                        [FLOOR PLAN OF RENTAL PREMISES]

                             #6 AMENDMENT TO LEASE
                              RENEWAL & EXPANSION

AMENDMENT, made this 18th day of JANUARY, 1995, between E. C. Properties, A California General Partnership, having an office at 1720 South Amphlett Blvd, Suite 110, San Mateo, California 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1700 South Amphlett Blvd., Suite 250, San Mateo, California 94402, "Lessee".

WHEREAS, GREAT AMERICAN BANK, and PERSISTENCE SOFTWARE, entered into a Lease dated June 12, 1991, covering Suite 100 in the building 1650 South Amphlett Blvd., San Mateo, California 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, E. C. Properties, A California General Partnership, has assumed ownership of Bayshore Corporate Center, and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

RENTAL PREMISES: Lessor and Lessee mutually agree to renew said above-mentioned Lease, its configuration as indicated by "Exhibit A" to this Amendment.

RENTAL RATE & TERM: The term for the above-mentioned space shall be from February 1, 1995, until August 6, 1997.

Square footage is increasing from 3,072 square feet to 4,056 square feet.

Base rent shall be $1.27 a square foot, per month, full service, for 4,056 square feet, or $5,151.12 per month, and will be due the first of the month.

CONSUMER PRICE INDEX: There will be an annual consumer price index increase, not to exceed 4%. The next increase will be in August, 1995.

TENANT IMPROVEMENTS: Lessor, at his sole cost and expense, will construct the improvements as marked on the attached plan. Lessor shall expand the storage and conference room in the existing premises at a date to be determined by Persistence Software, per attached Exhibit "A".

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 12, 1991, and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated:  1/18/95                         Lessor:   E.C. Properties, A California
       --------                                   General Partnership

                                        By:       /s/ Steve Kaufman
                                                  ------------------------------
                                                  Steve Kaufman

Dated:  1/18/95                         Lessee:   PERSISTENCE SOFTWARE
       --------                                   ------------------------------
                                                  Christopher Keene

                             #7 AMENDMENT TO LEASE
                                   EXPANSION

AMENDMENT, made this 27th day of July, 1995, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1700 So. Amphlett Blvd., Suite 250, San Mateo, California, 94402, "Lessee."

WHEREAS, E.C. PROPERTIES, and PERSISTENCE SOFTWARE, entered into a Lease dated June 21, 1991, covering Suite 250 in the building 1700 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

WHEREAS, BAYSHORE CORPORATE CENTER, LLC, has assumed ownership of Bayshore Corporate Center.

EXPANSION: Lessee to occupy an additional 1,427 square feet upon completion of tenant improvements. This will increase the Lessee's square footage from 4,056 square feet to 5,483 square feet. This additional square footage will be from suite #220.

RENTAL RATE & TERM: The term for the above-mentioned space shall be from September 1, 1995, until August 31, 1997. Base rent shall be $1.30 per square foot, full service, per month for 5,483 square feet, for a total monthly rent of $7,127.90 and will be due on the first of the month.

RENT ADJUSTMENT, CONSUMER PRICE INDEX: There will be an annual rental increase based on the previous twelve (12) months increase in the Bay Area Consumer Price Index, capped at 4%.

TENANT IMPROVEMENTS: Cost of expansion shall be paid by Lessee. Lessee shall have the option to amortize the costs into the term of the lease with a 10% amortization charge.

EARLY OCCUPANCY: Lessee may occupy suite upon completion of tenant improvements.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 21, 1991 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.


Dated: 8/7/95         LESSOR: E.C. PROPERTIES, A California General Partnership


                      By: /s/ Steve Kaufman
                          -------------------------------
                          Steve Kaufman

Dated: 8/7/95         Lessee: PERSISTENCE SOFTWARE


                      By: /s/ Christopher Keene
                          --------------------------------
                          Christopher Keene
                          Print signers name

                             #8 AMENDMENT TO LEASE
                         AMORTIZED TENANT IMPROVEMENTS

AMENDMENT, made this 6th day of November, 1995, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1700 So. Amphlett Blvd., Suite 250, San Mateo, California, 94402, "Lessee."

WHEREAS, E.C. PROPERTIES, and PERSISTENCE SOFTWARE, entered into a Lease dated June 21, 1991, covering Suite 250 in the building 1700 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

WHEREAS, BAYSHORE CORPORATE CENTER, LLC, has assumed ownership of Bayshore Corporate Center.

AMORTIZED TENANT IMPROVEMENTS: The Tenant Improvements marked on Exhibit "B" (Invoice dated 10-31-95) will be amortized over the term of the Lease starting on December 1, 1995 and continuing on a monthly basis until August 31, 1997 for a total of 21 payments. The cost is $4,456.20 which will increase the monthly rent by $232.19 per month based on 21 months.

BASE RENT $7,127.90 PER MONTH + TENANT IMPROVEMENTS $232.19 PER MONTH = $7,360.09 TOTAL MONTHLY RENT.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 21, 1991 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated: --------      Lessor: E.C. PROPERTIES, A California General Partnership

                     By: /s/ Steve Kaufman
                        ------------------------------------------------------
                        Steve Kaufman

Dated: 11/14/95     Lessee: PERSISTENCE SOFTWARE

                    By: /s/ Christopher Keene
                       -------------------------------------------------------
                       Christopher Keene
                       Print signers name

                             #9 AMENDMENT TO LEASE
                             RENEWAL AND EXPANSION

AMENDMENT, made this 13th day of March, 1996, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and Persistence Software, having an office at 1700 So. Amphlett Blvd., Suite 250, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, and PERSISTENCE SOFTWARE, entered into a Lease dated June 21, 1991 covering Suite 250 in the building 1700 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS E.C. PROPERTIES IS NOW BAYSHORE CORPORATE CENTER, LLC

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

RENTAL, RATE AND TERM: The term for the above mentioned space shall be from April 1, 1996 to August 31, 1997. Current base rent shall be $1.30 per square foot, full service, per month for 5,483 square feet for a monthly rent of $7,127.90 plus $232.19 in Tenant Improvements for a total of $7,360.90 and will be due on the first of the month.

RENTAL INCREASE: For the additional new space the base rent shall be $1.40 per square foot, full service, per month for 3,294 square feet for a monthly rent of $4,611.60. The total base rent for both spaces is $11,971.69 and will be due on the first of the month.

CONSUMER PRICE INDEX INCREASE: There will be an annual rental increase based on the previous twelve (12) months increase in the Bay Area Consumer Price Index, capped at 4%.

TENANT IMPROVEMENTS: Lessor pays: will steam clean the carpets and paint touch-up.

TENANT IMPROVEMENTS: Lessee pays: costs associated with joining Suite 250 and Suite 221: demolishing one wall, repairing carpet, and adjoining walls and ceiling.

Tenant shall have the option to amortize costs into the term of the lease with a 12% amortization charge.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 21, 1991 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated: --------     Lessor: BAYSHORE CORPORATE CENTER, LLC

                    By: /s/ Steve Kaufman
                       -----------------------------------
                       Steve Kaufman

Dated:  7/16/96     Lessee: /s/ Christopher Keene
                           -------------------------------
                    By:    Christopher Keene
                       -----------------------------------

                             #10 Amendment to Lease
                            Relocation and Expansion

AMENDMENT, made this 26th day of May, 1996, between E.C. PROPERTIES, A California General Partnership, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and PERSISTENCE SOFTWARE, having an office at 1700 So. Amphlett Blvd., Suite 250, San Mateo, California, 94402, "Lessee."

WHEREAS, BAYSHORE CORPORATE CENTER, and PERSISTENCE SOFTWARE, entered into a Lease dated June 21, 1991 covering Suite 250 in the building 1700 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS E.C. PROPERTIES IS NOW BAYSHORE CORPORATE CENTER, LLC

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

RELOCATION: Lessee will relocate from 1700 S. Amphlett Blvd., Suite 250 to 1720
S. Amphlett Blvd., Suite 300.

TERM: The term for the above mentioned space shall be from July 1, 1996 to June 30, 1999.

SQUARE FOOTAGE: 1720 S. Amphlett Blvd., Suite 300 consists of 17,181 square
feet. Lessee to initially occupy       square feet. Lessee to pay for
additional square footage as occupied.

RENTAL RATE: From July 1, 1996 to June 30, 1997 the rent will be $1.45 per square foot, full service, per month.

From July 1, 1997 to June 30, 1998 the rent will be $1.52 per square foot, full service, per month.

From July 1, 1998 to June 30, 1999 the rent will be $1.60 per square foot, full service, per month.

STOCK: Persistence Software agrees to exchange for rent 110,000 shares of stock at $2.30 per share. Rent will be abated from the first month of occupancy until such time as the stock purchase is complete.

TENANT IMPROVEMENTS: As per the attached floor plan, Lessor pays: For buildout including glass for offices, parabolic lights, three sinks and new ceiling tiles. Lessee pays: Upgrades at lobby area and relocation of Vanguard. Vanguard relocation costs will be capped at $4,000.00 and will only be amortized into the rent after the Vanguard space is fully occupied. Lessee's tenant improvement costs are to be paid after work is completed or can be amortized over the term of the lease at a rate of 10% per annum. Lessor pays: Upgrade restrooms, hallway carpet and hallway wallpaper.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 21, 1991 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lease has been duly executed by the parties hereto.

Dated: 5/23/96           Lessor: BAYSHORE CORPORATE CENTER, LLC



                         By: /s/ Steve Kaufman
                            ------------------------------
                            Steve Kaufman

Dated: 6/14/96           Lessee: PERSISTENCE SOFTWARE



                         By: /s/ Christopher Keene
                            ------------------------------
                            Christopher Keene

Exhibit "A" Attached